UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):


                                  July 29, 2005


                             CENTRAL JERSEY BANCORP
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               (Exact name of registrant as specified in charter)


           New Jersey                    0-49925                  22-3757709
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(State or other jurisdiction of       (Commission               (IRS Employer
        incorporation)                File Number)           Identification No.)

627 Second Avenue, Long Branch, New Jersey                          07740
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(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (732) 571-1300



       -------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
---------   ---------------------

Item 2.02.  Results of Operations and Financial Condition.
---------   ---------------------------------------------

      On July 28, 2005, Central Jersey Bancorp issued a press release announcing its consolidated financial results for the three-month period ended June 30, 2005. A copy of the press release is furnished as Exhibit 99.1 to this current report.



Section 9 - Financial Statements and Exhibits
---------   ---------------------------------

Item 9.01.  Financial Statements and Exhibits.
---------   ---------------------------------

            (c)     Exhibits:

                    Exhibit
                    Number           Description
                    ------           -----------

                    99.1 Press Release Re: Consolidated Financial Results for the Three-Month Period Ended June 30, 2005.


















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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CENTRAL JERSEY BANCORP
                                       -----------------------------------------
                                                     (Registrant)



                                       By:  /s/ James S. Vaccaro
                                            ------------------------------------
                                            James S. Vaccaro
                                            Chairman and Chief Executive Officer


Date:  July 29, 2005


















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
                                  EXHIBIT INDEX


Exhibit
Number                Description
------                -----------

99.1 Press Release Re: Consolidated Financial Results for the Three-Month Period Ended June 30, 2005


















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